Supplement dated April 2, 2009
to the

Buffalo Funds®
Prospectus dated July 30, 2008

Buffalo Small Cap Fund

Effective immediately, the Buffalo Small Cap Fund (the “Fund”) will remain open for purchases through broker-dealers indefinitely and the decision and timing for any future closing of the Fund will be at the discretion of Kornitzer Capital Management, Inc. (the “Fund’s Manager”).  In a prior prospectus supplement (dated November 24, 2008), the Fund re-opened for purchases through broker-dealers and stated that the Fund would remain open for such purchases until the date at which the Fund’s assets reached $1.3 billion.

While Fund assets are currently below this $1.3 billion threshold, market volatility and/or future net inflows could cause the Fund to exceed this threshold in the near-term.  Given the significant work involved in opening and closing the Fund and the extreme volatility of the stock market, the Fund’s Manager believes that setting a specific asset level for closing the Fund is unworkable in the current environment. The potential exists for the Fund’s assets to move above and below the $1.3 billion threshold repeatedly, thus causing uncertainty to existing and potential investors.  Therefore, the timing of any future closing of the Fund for purchases through broker-dealers will be determined by the Fund’s Manager and will be based on the best interests of the Fund’s shareholders.  In determining whether to keep the Fund open to purchases through broker-dealers, the Fund’s Manager will consider factors such as market volatility, net fund flows, market liquidity and company valuations.

Please retain this supplement with your Prospectus.

The date of this Prospectus supplement is April 2, 2009.